UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Common stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

As previously disclosed, Light & Wonder, Inc. (the “Company” , “we” or “our”) will hold its 2026 annual meeting of stockholders (the “Annual Meeting”) at 4:00 p.m. PDT on June 10, 2026 (9:00 a.m. AEST on June 11, 2026). A copy of the script for the Annual Meeting (the “Annual Meeting Script”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

The Annual Meeting Script contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on our expectations as of today and are not guarantees of future performance. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. Refer to our filings with the U.S. Securities and Exchange Commission and lodgements with the Australian Securities Exchange for further information.

Non-GAAP Financial Measures

The Annual Meeting Script contains non-GAAP financial measures. Information regarding these non-GAAP measures, including reconciliations of historical non-GAAP measures to the most directly comparable GAAP measures, can be found in the Appendix to the Company’s Q1 2026 Earnings Presentation posted on the Company’s website at explore.investors.lnw.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Annual Meeting Script.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Dated: June 10, 2026	By:	/s/ Susan Dawson
	Name:	Susan Dawson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary